SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2001

o2wireless Solutions, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-31295	58-2467466

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Interstate North Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770)763-5620

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements are filed with this report as Exhibit 99.1:

Young & Associates, Inc.
Independent Auditor’s Report
Balance Sheets at December 31, 2000 and 1999
Statements of Operations for the years ended December 31, 2000 and 1999
Statements of Changes in Shareholders’ Equity for the years ended December 31, 2000 and 1999
Statements of Cash Flows for the years ended December 31, 2000 and 1999
Notes to Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements are filed with this report as Exhibit 99.2:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000
Notes to Pro Forma Condensed Consolidated Balance Sheet and
Statement of Operations (Unaudited)

The Pro Forma Condensed Consolidated Balance Sheet of o2wireless Solutions, Inc. (“o2wireless”) as of December 31, 2000 reflects the financial position of o2wireless after giving effect to the acquisition of Young & Associates, Inc. (“Young & Associates”) as if such acquisition had occurred on December 31, 2000. The Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2000 assume that the acquisition of Young & Associates occurred on January 1, 2000, and are based on the operations of o2wireless for the year ended December 31, 2000. The Young & Associates balance sheet is presented as of December 31, 2000, its fiscal year end. The Young & Associates statement of operations reflects the year ended December 31, 2000.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions deemed proper by o2wireless. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of o2wireless, or of the financial position or results of operations of o2wireless that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that o2wireless’ financial statements will reflect the acquisition only from the Closing Date, January 2, 2001.

      The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of o2wireless.

      (c) Exhibits:

2.1	-	Stock Purchase Agreement, dated January 2, 2001 by and among o2wireless Solutions, Inc., o2wireless, Inc. and Jeffrey D. Young (the “Stock Purchase Agreement”) (incorporated by reference from the Company’s Current Report on Form 8-K, dated January 2, 2001)

2.1.1	-	Amendment No. 1 to the Stock Purchase Agreement

23.1	-	Consent of KPMG LLP

99.1	-	Historical Financial Statements for Young & Associates, Inc.

99.2	-	Pro Forma Combined Condensed Financial Statements for o2wireless Solutions, Inc. and Young & Associates, Inc.

99.3	-	Press Release Announcing Financial Results for the Fourth Quarter and Year Ended December 31, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

O2WIRELESS SOLUTIONS, INC.

		By:	/s/ William J. Loughman

William J. Loughman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Dated:	March 16, 2001

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1.1	Amendment No. 1 to the Stock Purchase Agreement

23.1	Consent of KPMG LLP

99.1	Historical Financial Statements for Young & Associates, Inc.

99.2	Pro Forma Combined Condensed Financial Statements for o2wireless Solutions, Inc. and Young & Associates, Inc.

99.3	Press Release Announcing Financial Results for the Fourth Quarter and Year Ended December 31, 2000